RELIV' INTERNATIONAL, INC.
                      136 Chesterfield Industrial Boulevard
                          Chesterfield, Missouri 63005


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                             BE HELD ON MAY 27, 1999


To:      Shareholders of Reliv' International, Inc.

         The annual meeting of the shareholders of Reliv' International, Inc. will be held at the Doubletree Hotel and Conference Center, 16625 Swingley Ridge Road, Chesterfield, Missouri 63017, on Thursday, May 27, 1999, at 10:00 a.m., Central Daylight Savings Time, for the following purposes:

         1. To elect 10 directors to hold office during the year following the annual meeting or until their successors are elected (Item No. 1 on proxy card);

         2. To consent to a proposal to change the state of incorporation of the Company from Illinois to Delaware by the merger of the Company into a wholly-owned subsidiary of the Company which is incorporated under the laws of Delaware, which reincorporation will cause certain changes to the Company's Articles of Incorporation, all of which is more fully described in the accompanying Proxy Statement (Item No. 2 on proxy card);

         3. To approve the adoption of the Reliv' International, Inc. 1999 Stock Option Plan (Item No. 3 on proxy card);

         4. To ratify the appointment of Ernst & Young L.L.P. as auditors of the Corporation for 1999 (Item No. 4 on proxy card); and

         5. To transact such other business as may properly come before the meeting.

         The close of business on April 12, 1999, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

         BY ORDER OF THE BOARD OF DIRECTORS


April 23, 1999                                       /s/ Stephen M. Merrick
                                                ------------------------------
                                                Stephen M. Merrick, Secretary



                             YOUR VOTE IS IMPORTANT

          It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope. Your proxy may be revoked by you at any time before it has been voted.

                           RELIV' INTERNATIONAL, INC.
                      136 Chesterfield Industrial Boulevard
                          Chesterfield, Missouri 63005



                                 PROXY STATEMENT


Information Concerning the Solicitation
---------------------------------------

         This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting (the "Annual Meeting") of Reliv' International, Inc. (the "Company"), an Illinois corporation, to be held on Thursday, May 27, 1999. The proxy materials are being mailed to shareholders of record at the close of business on April 12, 1999.

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company.

         The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The
Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.


Quorum and Voting
-----------------


         Only shareholders of record at the close of business on April 12, 1999, are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 9,650,502 shares of Common Stock. Each share has one vote. A simple majority of the outstanding shares is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. A simple majority of the shares present in person or by proxy at the Annual Meeting, at which a quorum is present, is required to elect directors, to approve adoption of the 1999 Stock Option Plan, and to ratify the appointment of auditors. The approval of the change in the Company's state of incorporation will require the vote of a majority of the total issued and outstanding shares of the Company. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares held of record by a broker for which a proxy is not given) will be counted for purposes of determining shares outstanding for purposes of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the meeting.


         A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of the Company in writing. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" the nominees for directors contained in these proxy materials, "FOR" proposal 2, "FOR" proposal 3, and "FOR" proposal 4.


Stock Ownership by Management and Others
----------------------------------------

         The following table provides information concerning the beneficial ownership of Common Stock of the Company by each director and nominee for director, certain executive officers, and by all directors and officers of the Company as a group as of April 12, 1999. In addition, the table provides information concerning the beneficial owners known to the Company to hold more than 5 percent of the outstanding Common Stock of the Company as of April 12, 1999.



                                          Amount and Nature of       Percent of
 Name of Beneficial Owner                Beneficial Ownership(1)     Class(1)(2)
 ------------------------                -----------------------     -----------


Robert L. and Sandra S. Montgomery(3)            2,381,326               23.77%

Carl W. Hastings(4)                                683,418                6.96%

David G. Kreher                                    140,433                1.44%

Stephen M. Merrick(5)                              548,924                5.64%

Donald L. McCain                                   286,643                2.95%

Marvin W. Solomonson                               322,425                3.34%

Thomas T. Moody                                    102,841                1.06%

Thomas W. Pinnock III                               66,100                 *

John B. Akin                                        20,880                 *

Donald E. Gibbons, Jr.                              64,300                 *

Frederick S. Cameron                                11,000                 *

All Directors and Executive Officers
as a Group (12 persons)                          4,627,395               43.67%


*less than one percent



(1) In each case the beneficial owner has sole voting and investment power. The figures include the following number of shares of Common Stock for which an individual has the right to acquire beneficial ownership, within sixty (60) days from April 12, 1999, through the exercise of stock options: Mr.
     Montgomery - 365,665, Dr. Hastings - 171,267, Mr. Kreher - 99,732, Mr. Merrick - 73,834, Mr. McCain - 50,167, Mr. Solomonson - 10,000, Mr. Moody
     - 15,500,  Mr. Pinnock - 32,000,  Mr. Akin - 20,000,  Mr. Gibbons - 61,000,
     and Mr. Cameron - 11,000.


(2) The calculation of percent of class is based upon the number of shares of Common Stock outstanding as of April 12, 1999.


                       (Footnotes continued on next page)

(3) Mr. Robert L. Montgomery is Chairman of the Board of Directors, Chief Executive Officer and President of the Company. Ms. Montgomery is a director of the Company. The Montgomerys' mailing address is 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri 63005.

(4) Dr. Carl W. Hastings is Executive Vice President and a Director of the Company. Dr. Hastings' mailing address is 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri 63005.

(5) Stephen M. Merrick is Senior Vice President and a Director of the Company. Mr. Merrick's mailing address is 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri 63005.



PROPOSAL ONE - ELECTION OF DIRECTORS

         Ten directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 2000. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Information Concerning Nominees
-------------------------------

         The following is information concerning nominees for election as directors of the Company. Each of such persons is presently a director of the Company.

         ROBERT L. MONTGOMERY, age 57, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Company. Mr. Montgomery became Chairman of the Board of Directors and Chief Executive Officer of the Company on February 15, 1985, and President on July 1, 1985. Mr. Montgomery has been a director of the Company since 1985. Mr. Montgomery is also the President and director of Reliv', Inc. and President and a director of Reliv' World Corporation, both wholly-owned subsidiaries of the Company. Mr. Montgomery was, from 1982 to July, 1985, President of Spectrum Foods, Inc., a corporation engaged in the development, manufacture and sale of specialized food products utilizing soy as a base. Mr. Montgomery, together with Dr. Carl W. Hastings, founded Spectrum Foods in 1981. From 1970 to 1980, Mr. Montgomery was the Executive Vice President of Modern Income Life Insurance Company and from 1965 to 1979 was an agent, manager and vice president of Modern American Life Insurance Company. Mr. Montgomery received a B.A. Degree in Economics from the University of Missouri in Kansas City, Missouri in 1965.

         DR. CARL W. HASTINGS, age 57, Executive Vice President of Manufacturing and Product Development, Assistant Secretary and a Director of the Company. Dr. Hastings has been employed by the Company since February, 1991, and became Executive Vice President of the Company on July 1, 1992. He has been a director of the Company since February, 1990. Dr. Hastings is also a director of Reliv', Inc. and Reliv' World Corporation. Dr. Hastings holds B.S. and M.S. Degrees and a Ph.D. Degree in Food Science from the University of Illinois. For more than the past 20 years, Dr. Hastings has been engaged in a variety of employment and consulting capacities as a food scientist. From May, 1988 to December, 1990, Dr. Hastings was employed as President of Grove Country Foods, Inc. which was a principal supplier to Reliv', Inc.



         DAVID G. KREHER, age 46, Senior Vice President of Worldwide Sales and Marketing and Assistant Secretary of the Company. He is also Secretary and a director of Reliv', Inc. and Reliv' World Corporation. Mr. Kreher was employed by the Company in August, 1991, and became Senior Vice President on July 1, 1992. Mr. Kreher was placed in charge of Worldwide Sales and Marketing in January, 1999. From 1988 to August, 1991, Mr. Kreher was owner and president of Creative Options Corporation in Washington, D.C., a firm that provided specialized advertising services. From 1981 to 1988, Mr. Kreher was Chief Operating Officer of Sandven Advertising & Marketing in Kansas City, Missouri. Mr. Kreher holds a B.S. Degree in Accounting from Southwest Missouri State University. Mr. Kreher has been a director of the Company since June 1, 1994. Mr. Kreher is the brother of Sandra S. Montgomery.



         STEPHEN M. MERRICK, age 57, became Senior Vice President - Finance and Administration, of the Company in January, 1999. Mr. Merrick has been a director of the Company since July 20, 1989, and is also Secretary of the Company and Secretary and a director of Reliv', Inc. and Reliv' World Corporation. Mr. Merrick is also a principal of the law firm of Merrick & Klimek, P.C. of Chicago, Illinois, and has been engaged in the practice of law for over 30 years. Mr. Merrick has represented the Company and its subsidiaries since the founding of the Company. Mr. Merrick received a Juris Doctor Degree from Northwestern University School of Law in 1966. Mr. Merrick is also Vice President and a director of CTI Industries Corporation (NASDAQ-CTIB).


         THOMAS W. PINNOCK III, age 48, independent distributor for Reliv', Inc. Mr. Pinnock has been an independent distributor for Reliv', Inc. since January 15, 1990. He has been a director of the Company since April 29, 1992. On May 1, 1992, Mr. Pinnock was employed by the Company and held the position of Senior Vice President - U.S. Sales until June 30, 1994, at which time he, and several other former distributors in management, resumed their duties as full time distributors as part of a corporate restructuring designed to promote sales growth. Mr. Pinnock was commissioned as a U.S. Army Officer in 1978 and commanded an armored company in the 1st Infantry Division. For a period of more than five years prior to the time he became a Reliv' distributor, Mr. Pinnock was a reporter for the Orlando Sentinal. Mr. Pinnock holds a B.A. Degree from Valencia College, Orlando, Florida and studied journalism at the University of Florida and the Defense Department School of Journalism.


         THOMAS T. MOODY, age 40, independent distributor for Reliv', Inc. Mr. Moody has been an independent distributor for Reliv', Inc. since July, 1989. Prior to that time, since July, 1985, he had been employed by the Company in a variety of capacities. Mr. Moody received a B.A. Degree from St. Mary's College in Winona, Minnesota in 1981. He has been a director of the Company since October 20, 1989.

         DONALD L. McCAIN, age 55, is the Chairman and co-owner of Robertson International Incorporated, a remanufacturer and worldwide supplier of mining equipment and supplies. Mr. McCain acquired his interest in Robertson International Incorporated in September, 1995, and as part of the transaction, Coal Age Incorporated, a mining equipment company he acquired in September of 1994, was merged into Robertson International Incorporated. Mr. McCain co-founded G&T Resources, Inc., an owner and operator of nursing homes, in 1980 and was engaged in the management of that company until he sold his interest in September, 1994. Prior to that time, Mr. McCain was employed with Archer Daniels Midland in the Food Processing Management Department for fifteen years. Mr. McCain has been a director of the Company since July 20, 1989, and is also a director of Reliv', Inc. and Reliv' World Corporation.

         JOHN B. AKIN, age 70, retired as Vice President, A.G. Edwards & Sons and Resident Manager of the Decatur, Illinois branch office in 1995. Mr. Akin had been associated with A.G. Edwards & Sons as a stock broker, manager and officer since April, 1973. Mr. Akin holds a B.A. Degree from the University of Northern Iowa, Cedar Falls, Iowa. Mr. Akin has been a director of the Company since June, 1986.

         SANDRA S. MONTGOMERY, age 53, has been a director of the Company since April 29, 1992. For more than the past five years, Mrs. Montgomery has been engaged actively in the business of the Company. Mrs. Montgomery is also a director of Reliv', Inc. Sandra S. Montgomery and Robert L. Montgomery are husband and wife.


         MARVIN W. SOLOMONSON, age 46, is the Manager of a bond offering for Midwest Central Holdings, L.L.C. Mr. Solomonson was the founder and owner of Solomonson Investment Services, engaged in the marketing of investments and insurance products, and operated that business from 1983 until he sold it in December, 1998, to pursue his current position. Since 1993, Mr. Solomonson has also served as President and Chief Executive Officer for the following corporations: Superior Family Foods, Inc. and Service Contracts, Inc. dba Dealership Services. Mr. Solomonson has been a director of the Company since June 1, 1994.

Executive Officers Other Than Nominees
--------------------------------------

         DONALD E. GIBBONS, JR., age 43, is Vice President of U.S. Sales of the Company. Mr. Gibbons was employed by the Company in June, 1991, and became Vice President of Finance. He became Vice President of Distributor Relations in 1992, and accepted the position of Vice President of U.S. Sales in June, 1994, a position he still holds. Mr. Gibbons was an Executive Correspondent for the Governor of Illinois 1974-1976. From 1978 to 1990, Mr. Gibbons was a Journeyman Electrician with I.B.E.W. Local 193. In 1981, Mr. Gibbons, with his wife Elizabeth, became an independent distributor in a network marketing company and operated that home business for 5 years. Mr. Gibbons received a B.A. Degree in Accountancy from the University of Illinois, Springfield, graduating with highest honors.


         FREDERICK S. CAMERON, age 57, is Vice President of International Sales Development. He was first employed by the Company in April, 1991, as the sales and marketing manager of the Company's subsidiary, Reliv' Australia, Pty. Ltd. and Reliv' New Zealand Ltd. in May, 1992. Prior to his joining the Company, he was an independent distributor with another network marketing company and an executive in the Australian broadcast media industry.



Committees of the Board of Directors
------------------------------------

         The Company's Board of Directors has standing Management, Compensation, Option and Audit Committees. The Company has no standing nominating committee.

         The Management Committee is composed of Mr. Montgomery, Dr. Hastings, Mr. Kreher, Mr. McCain and Mr. Merrick. The Management Committee has all of the authority of the Board of Directors during the interim periods between Board meetings, except for certain specified powers that are stated in the Company by-laws. The Management Committee met 7 times during 1998.


         The Compensation Committee is composed of Mr. McCain, Mr. Merrick and Mr. Akin. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation of officers and key employees of the Company. The Compensation Committee met one time during 1998.

        The Audit Committee is composed of Mr. McCain, Mr. Merrick and Mr. Solomonson. The Audit Committee reviews and makes recommendations to the Company about its financial reporting requirements. The Audit Committee met one time during 1998.


         The Board of Directors met 5 times during 1998. Each director attended all meetings of the Board of Directors and each committee of which such director was a member.


Executive Compensation
----------------------

         The following table sets forth a summary of the compensation paid during the last three fiscal years to the Chief Executive Officer of the Company and to each of the four most highly compensated officers of the Company who were officers of the Company as at December 31, 1998, and any executive officer who left during the last fiscal year who would have been included in this group (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                               Long-Term Compensation
                                       Annual Compensation                            Awards                 Payouts
                            -------------------------------------------  --------------------------------   ----------
                                                              Other       Restricted                          All Other
                                                              Annual        Stock                    LTIP      Compen-
Name and Principal                   Salary     Bonus         Compen-      Award(s)    Options/    Payouts     sation
   Position                  Year      ($)       ($)          sation($)      ($)       SARs(#)       ($)         ($)
-----------------------------------------------------------------------------------------------------------------------


Robert L. Montgomery         1998    $642,625        --          --          --       75,000(2)             $16,160(4)
Chief Executive Officer      1997    $485,000   $121,250(1)      --          --           --         --     $12,916(5)
and President                1996    $485,000   $266,125(1)      --          --           --         --     $ 1,303(6)

Carl W. Hastings             1998    $364,375        --          --          --       65,000(2)             $44,495(4)
Executive Vice President     1997    $275,000   $ 68,750(1)      --          --            --        --     $10,060(5)
                             1996    $275,000   $150,100(1)      --          --            --        --     $ 4,662(6)

David G. Kreher              1998    $265,000        --          --          --       55,000(2)             $32,935(4)
Senior Vice President        1997    $200,000   $ 50,000(1)      --          --            --        --     $ 8,298(5)
                             1996    $200,000   $109,900(1)      --          --            --        --     $ 1,288(6)

Donald E. Gibbons, Jr.       1998    $175,000   $  5,000         --          --            --               $ 7,673(4)
Vice President of U.S.       1997    $145,000   $ 79,750         --          --       50,000(3)      --     $ 6,876(5)
Sales                        1996    $125,000   $ 31,250         --          --            --        --     $ 2,600(6)

Frederick S. Cameron         1998    $102,365         --         --          --            --               $ 6,854(7)
Vice President of            1997    $100,000   $  40,000        --          --            --        --     $ 4,000(5)
Reliv' World                 1996    $ 59,101   $  75,000        --          --            --        --     $ 2,011(6)


     (1) Reflects payments under the Company's Annual Executive Incentive Compensation Plan (See "Compensation Committee Report on Executive Compensation - Annual Executive Incentive Plan").

     (2) Incentive Stock Options issued on December 30, 1998, pursuant to the Company's 1995 Stock Option Plan (See Option/SAR Grants table below.)

     (3) Incentive Stock Options issued on December 18, 1997, pursuant to the Company's 1995 Stock Option Plan. Under these options Mr. Gibbons is entitled to purchase Common Stock of the Company at the price of $3.125 per share. The options were exercisable for 30,000 shares upon issuance and 20,000 shares on December 18, 1998. The options expire five years from the date of grant.

     (4) Includes the value of cash contributions by the Company to the Reliv' International, Inc. 401(k) Plan, a defined contribution plan, of $7,500 for each of Messrs. Montgomery, Hastings, Kreher and Gibbons. Also includes portion of premiums paid by the Company on life insurance policies on each executive's life attributable to the death benefit which each executive's estate is entitled to. Pursuant to agreements with each executive, approximately two-thirds of the death benefit under a policy is paid to the executive's beneficiaries. The





                       (Footnotes continued on next page)








                                        7






          allocated portion of premium paid was $8,660 for Mr. Montgomery, $2,620 for Dr. Hastings, $435 for Mr. Kreher and $173 for Mr. Gibbons. (See "Employment Agreements".) Also includes contributions to the Company's Supplemental Executive Retirement Plan of $34,375 for Mr. Kreher and $25,000 for Dr. Hastings.

     (5) Includes the value of cash contributions by the Company to the Reliv' International, Inc. 401(k) Plan, a defined contribution plan of $9,500 for Mr. Montgomery, $8,125 for Dr. Hastings, $7,938 for Mr. Kreher and $6,616 for Mr. Gibbons. Also includes portion of premiums paid by the Company on life insurance policies on each executive's life attributable to the death benefit which each executive's estate is entitled to. The allocated portion of premium paid was $3,416 for Mr. Montgomery, $1,935 for Dr. Hastings, $360 for Mr. Kreher and $260 for Mr. Gibbons. (See "Employment Agreements.")

     (6) Reflects the cash value of contributions by the Company to the Reliv' International, Inc. 401(K) Plan, a defined contribution plan.


     (7) Includes the value of cash contribution by the Company to Reliv' International, Inc. 401(k) Plan of $3,188 and value of contribution to the individual's superannuation fund, a form of retirement fund in Australia of $3,666.



                The Company has never granted any stock appreciation rights. During the period from January 1, 1996 to December 31, 1998, there have been no awards or payments made for long term incentive compensation and there have been no restricted stock awards to any of the Named Executives.

                The following table sets forth the options granted to the Named Executives during the fiscal year ended December 31, 1998.

                       Option/SAR Grants in Last Fiscal Year

                                                                                                Potential Realizable
                                                                                                Value at Assumed
                                                                                                  Annual Rates of
                                                                                                      Stock Price
                                                                                                  Appreciation for
                                                     Individual Grants                             Option Term
                                   -----------------------------------------------------       ---------------------
                                     Number
                                      of         % of Total
                                  Securities      Options/
                                  Underlying        SARs
                                   Options/      Granted to     Exercise
                                     SARs        Employees       or Base
                                    Granted       in Fiscal       Price      Expiration
Name                                  (#)            Year         ($/Sh)        Date          5% ($) (3)   10% ($) (3)
----                               --------       --------       --------     --------         --------     --------
Robert L. Montgomery               75,000(1)         38.5%        $2.3375     12/30/03          $28,095      $81,360

Carl W. Hastings                   65,000(2)         33.3%        $2.125      12/30/03          $38,162      $84,325


David G. Kreher                    55,000(2)         28.2%        $2.125      12/30/03          $32,291      $71,352


Donald E. Gibbons, Jr.                  0              0             0           --                --           --

Frederick S. Cameron                    0              0             0           --                --           --

------------------

(1) Exercisable for 21,174 shares of Common Stock on January 1, 2000 and 26,913 shares of Common Stock on each of January 1, 2001 and January 1, 2002.

(2) Exercisable for one-third of the shares on each of December 30, 1998, December 30, 1999 and December 30, 2000.

(3) Value assumes price of Company's Common Stock increases each year by 5% and 10%, respectively.


         The following table provides information related to options to purchase the Company's Common Stock exercised by the named executive officers during the fiscal year ended December 31, 1998, and the number and value of such options held as of the end of such fiscal year:

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


                                                          Number of Securities Underlying     Value of Unexercised In-
                              Shares          Value         Unexercised Options/SARs at        the-Money Options/SARs
                            Acquired on     Realized                Year End (#)               at Fiscal Year End ($)
Name                        Exercise (#)       ($)           Exercisable/Unexercisable        Exercisable/Unexercisable
----                        ------------    --------         -------------------------        -------------------------


Robert L. Montgomery              0               0                355,665/190,135                $117,076/$54,497(1)

Carl W. Hastings                  0               0                171,267/ 91,733                $ 51,665/$25,357(1)


David G. Kreher              35,200          96,800                 99,733/ 74,067                $ 10,793/$19,330(1)


Donald E. Gibbons, Jr.            0               0                 61,000/ 0                     $  8,943/$0(1)

Frederick S. Cameron              0               0                  5,500/ 0                     $  4,472/$0(1)


---------------------------

(1)      The  value  of  unexercised   in-the-money  options  is  based  on  the
         difference between the exercise price and the fair market value of the Company's Common Stock on December 31, 1998.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

         The Compensation Committee has provided the following report on compensation of executives of the Company:

         During 1993, the Compensation Committee undertook an in-depth review of the executive compensation policies and practices of the Company. The Compensation Committee retained Ernst & Young L.L.P. to provide consulting services in the effort including (i) obtaining and reviewing executive compensation policies and levels in companies similar to the Company in terms of product line, direct marketing sales methods, sales and sales growth, (ii) consultation with the Compensation Committee members and the Company's Chief Executive Officer concerning the Company's existing executive compensation system and competitive compensation practices and (iii) participation in the evaluation of, and recommendation for, base, annual and long-term compensation and incentives.

         Based upon this review and study, and the report and recommendation of Ernst & Young L.L.P., the Compensation Committee recommended, and the Board of Directors of the Company adopted for 1994 and subsequent years, a substantially revised compensation structure and program for the senior executives of the Company.

         The philosophy of the Compensation Committee and the Board of Directors of the Company regarding executive compensation remains substantially the same as in prior years:

         * To attract and retain quality executive talent, which is regarded as critical to the short and long term success of the Company, in substantial part by offering compensation programs which provide attractive rewards for successful effort.

         * To make a substantial portion of the compensation of senior executives of the Company dependent upon the success and profitability of the Company.

The philosophy of the Compensation Committee, as reflected in the compensation program, also, is:

         * To create a mutuality of interest between executive officers of the Company and shareholders through compensation structures that share the rewards and risks of strategic decision-making and that provide for additional stock ownership by executives.

         * To assure that compensation will continue to be fully tax deductible.

         Prior to 1994, compensation to executives of the Company was characterized by (i) low base compensation, generally considerably below competitive rates of base compensation and (ii) relatively high levels of compensation measured as a percent of the profits of the Company. In general, the recommendation of the Compensation Committee in 1994, as adopted by the Board of Directors, was to change the compensation structure (i) to increase base compensation levels to reasonably competitive levels in the industry and
(ii) to provide for annual and long-term incentives, measured as a percent of base compensation, based upon performance measures which reflect the Company's business objectives and which the individual participant can directly affect. The plan also includes intended awards of stock options to executives. The emphasis on performance, success of the Company and profitability remains but limits are provided on (i) the amount of incentive compensation consistent with competitive methods and rates of compensation and (ii) the amount of fluctuation in total compensation. The Compensation Committee has recommended, and the Company has determined, to take appropriate action to comply with the provisions of Section 162(m) of the Internal Revenue Code so that executive compensation will continue to be deductible as an expense to the fullest extent allowable.

         Base Compensation. Prior to 1994, the Committee's approach to base compensation had been to offer base salaries to senior executives which had been, generally, lower than competitive rates coupled with significant incentive compensation based upon the profitability of the Company. Rates of base compensation of executives of the Company had, in general, been consistent with that policy through 1993.

         The annual base compensation of the three senior executive officers of the Company was determined to be well under competitive rates. The Committee, with the aid of Ernst & Young, compared compensation levels with executives employed by similar companies. The base compensation of the Chief Executive Officer was determined to be 61 percent below the median for such similar companies and the base compensation for the Executive Vice President and Chief Operating Officer were found to be 33 percent and 35 percent, respectively, below the median competitive rates.


         The Committee recommended that base compensation rates of the senior executives be raised to competitive levels (in conjunction with elimination of the previous profit-based incentive program). Base salaries recommended for 1994 and approved by the Board of Directors of the Company were (i) Chief Executive Officer - $375,000, (ii) Executive Vice President - $200,000, and (iii) Senior Vice President - $125,000. Over the period 1995 through 1998, the Company experienced increases in sales and profits. In light of these results and in consideration of industry standards, the Compensation Committee recommended and the Board of Directors approved annual base compensation in 1998 for Mr.
Montgomery of $642,625, for Dr. Hastings of $364,375 and for Mr. Kreher of $265,000. The annual compensation of Donald E. Gibbons, Jr., Vice President of U.S. Sales was increased to $175,000. The growth in revenues of the Company during this period was primarily attributable to increases in U.S. sales.


         The Committee has examined market compensation levels and trends in recommending the base salaries and has considered that information in recommending base salary levels. The Committee has also considered additional factors including results of operations of the Company, shareholder returns, the decision-making responsibilities of each of the positions and the experience, work performance and team-building skills of each of the individual executives and has received information from the Chief Executive Officer in regard to these matters. The Committee intends to conduct a structured annual review of base compensation levels of each of the senior executives of the Company with input from the Chief Executive Officer. Each of the foregoing factors will be considered in relatively equal weight.

         Annual Executive Incentive Plan. In March 1994, the Compensation Committee recommended the adoption of a 1994 Annual Incentive Compensation Plan which covered the three senior executives of the Company. The 1994 Plan was adopted by the Board of Directors on April 13, 1994, to be effective for 1994 and subsequent years, and supersedes all prior incentive compensation plans. The purpose of the 1994 Plan is to provide competitive rates of incentive compensation to executive officers of the Company for accomplishing periodic financial objectives. Under the Plan, incentive compensation measured as a percentage of base compensation will be paid to participants based upon achieving specific objectives. The performance criterion for each executive will vary and include both corporate and individual results. The criterion may include profits, return on average equity, sales and expense control and may include other measures. The measures selected for each executive will reflect the Company's business objectives which the individual can directly affect.

         Target performance levels for each measure of performance are recommended by the Compensation Committee and approved by the Board of Directors. The target performance levels will be based upon historic patterns of Company performance and strategic objectives. Under the 1994 Plan, incentive compensation is limited to a percentage of each executive's base salary.

         For  1998,  the  target   performance   levels  for  annual   incentive
compensation under the Plan were determined for each of the three executives covered by the Plan on the basis of Company net income before income tax. The target levels were not met and no incentive compensation was paid in 1998.


         Incentive Stock Options. As part of the executive compensation program it presented in April, 1994, the Compensation Committee recommended that a significant portion of the total compensation to executives be in the form of incentive stock options and that incentive stock options consistent with observed market practices be issued to senior executives of the Company during 1994. On December 4, 1995, options to purchase 220,000, 92,400, 70,400, 11,000 and 11,000 shares of the Company's Common Stock were granted to Messrs. Montgomery, Hastings, Kreher, Gibbons and Cameron, respectively, under the 1995 Stock Option Plan (the "1995 Plan"). On December 18, 1997, options to purchase 50,000 shares of the Company's Common Stock were granted to Mr. Gibbons. On December 30, 1998, options to purchase 75,000, 65,000 and 55,000 shares of the Company's Common Stock were issued to Messrs. Montgomery, Hastings and Kreher, respectively. These options were issued as part of the overall compensation plan for these executives and are consistent with Ernst & Young L.L.P.'s report and recommendations. At present, the total number of shares of the Company's Common Stock authorized for issuance under the Company's 1995 Stock Option Plan have nearly been exhausted. As a result, in order to maintain a stock option plan for the Company for further awards, the Board of Directors have proposed the adoption of a new 1999 Stock Option Plan containing substantially the same terms as the Company's 1995 Stock Option Plan. (See Proposal 3 of this Proxy).


         CEO Compensation. The base compensation of the Company's Chief Executive Officer, Robert L. Montgomery, during 1993 was $120,000. In the study of comparative compensation performed for the Compensation Committee, it was determined that this base rate of compensation was 61 percent below the median for similar companies in the comparison. Consistent with the executive compensation recommendation of the Compensation Committee in April, 1994, the base annual rate of Mr. Montgomery's compensation was increased to $375,000 for 1994, a rate consistent with the median levels in the study conducted. Mr. Montgomery's base rate was adjusted by a 5% cost of living increase in 1995 to $393,750. Based upon the Committee's review and evaluation of performance, results of operation and industry compensation levels, Mr. Montgomery's annual base compensation was increased to $485,000 for 1996 and 1997 and to $642,625 for 1998.

         The Compensation Committee has also recommended that Mr. Montgomery and other senior executives of the Company receive incentive stock options, consistent with observed market practices of similar companies, so that a significant portion of his total compensation will be based upon, and consistent with, returns to shareholders. As discussed above, Mr. Montgomery was granted incentive options to purchase up to 220,000 shares of the Company's Common Stock in late 1995 and 75,000 shares of the Company's Common Stock in late 1998. (See "Incentive Stock Options" above).


                          Compensation Committee:
                          Donald L. McCain, John B. Akin and Stephen M. Merrick

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------


         Stephen M. Merrick, a member of the Compensation Committee, is the Senior Vice President - Finance and Administration of the Company. Mr. Merrick is a principal of the law firm of Merrick & Klimek, P.C., which has served as general counsel to the Company and its subsidiaries since December 1, 1998. Mr. Merrick was a principal of the law firm of Fishman, Merrick, Miller, Genelly, Springer, Klimek & Anderson, P.C., which served as general counsel to the Company prior to December 1, 1998. During the year ended December 31, 1998, the aggregate amounts paid or incurred by the Company to Merrick & Klimek, P.C. and Fishman, Merrick, Miller, Genelly, Springer, Klimek & Anderson, P.C. for services to the Company and its subsidiaries were $46,000, and $350,000, respectively.


Comparative Stock Price Performance Graph


         The following graph compares, for the period January 1, 1994 to December 31, 1998, the cumulative total return (assuming reinvestment of dividends) on the Company's Common Stock with (i) the Standard & Poor's 500 Stock Index, (ii) the Standard & Poor's Foods Index, (iii) NASDAQ Stock Market Index (U.S.) and (iv) a peer group including the following companies: Herbalife International, Inc., Nature's Sunshine Products, Inc., Nutrition For Life
International, Inc., Rexall Showcase International, Inc. and USANA, Inc. For prior years, the Company had used the S&P 500 Index and the S&P 500 Foods Index as comparative returns. The Company has decided that, as it is a NASDAQ listed company, the NASDAQ Index (US) is a better broad market index for comparison then the S&P 500 Index. Similarly, the peer group consisting of other companies marketing nutritional products through direct sales was a more representative group for comparing the companies stock performance. The graph assumes an investment of $100 on January 1, 1994, in the Company's Common Stock and each of the other investment categories.

                   Comparison of Five Year Cumulative Return



Measurement                              S&P Food      NASDAQ
  Period            Reliv'    S&P 500      Index        (US)      Peer Group


(Fiscal Year
Covered)



Measurement Pt-
December 31, 1993     100        100        100          100          100

FYE 12/31/94           54        101        112           97           86

FYE 12/31/95           44        139        143          135          267

FYE 12/31/96          128        171        169          166          375

FYE 12/31/97           69        228        242          202          568

FYE 12/31/98           47        294        262          282          280


         The historical stock prices of the Company's Common Stock shown on the above graph is not necessarily indicative of future price performance.

         On March 8, 1993, the Company's common stock was listed on The Emerging Company Marketplace of the American Stock Exchange (AMEX) and, in July 1993, graduated to the main board of the AMEX. On September 6, 1996, the Company moved the listing of its common stock to the NASDAQ National Market Tier of the NASDAQ Stock Market. Per share value as of December 31, 1993, 1994, 1995, 1996, 1997, and 1998 is based on the Common Stock's closing price as of such date.

         The information under this heading and under the heading "Compensation Committee Report on Executive Compensation" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

Employment Agreements
---------------------

         In June, 1997, the Company entered into an Employment Agreement with Robert L. Montgomery replacing a prior agreement. The Agreement is for a term of six years commencing on January 1, 1997, and provides for Mr. Montgomery to receive base annual compensation during the term of not less than $485,000. Mr. Montgomery is also to participate in the Annual Incentive Compensation and the Long-Term Incentive Compensation Plans of the Company adopted in April, 1994, the Company's Stock Option Plan and such other compensation plans as the Company may from time to time have for executives of the Company. In the event of Mr. Montgomery's death during the term of the Agreement, payments equal to his total compensation under the Agreement will be made to his heirs for a period of six months. The Agreement also allows Mr. Montgomery the option, upon reaching age 60, to reduce his level of service to the Company by approximately one-half with a corresponding decrease in position and compensation. Mr. Montgomery also has the option upon reaching age 60 to terminate his active service, and continue in a consulting capacity. The term of the consulting period shall be 10 years and Mr. Montgomery will receive approximately 20% of his prior annual compensation as a consulting fee. The Agreement includes the obligation of Mr. Montgomery to maintain the confidentiality of confidential information of the Company and contains a covenant of Mr. Montgomery not to compete with the Company.

         In June, 1997, the Company entered into an Employment Agreement with Dr. Hastings replacing a prior agreement. The Agreement is for a period of six years commencing on January 1, 1997, and provides for Dr. Hastings to receive base annual compensation during the term of not less than $275,000. Dr. Hastings is also to participate in the Annual Incentive Compensation and Long-Term Incentive Compensation Plans of the Company adopted in April, 1994, the Company's Stock Option Plan and such other compensation plans as the Company may from time to time have for executives of the Company. In the event of Dr. Hastings' death during the term of the Agreement, payments equal to his total compensation under the Agreement will be made to his heirs for a period of six months. The Agreement also allows Dr. Hastings the option, upon reaching age 60, to reduce his level of service to the Company by approximately one-half with a corresponding decrease in position and compensation. Dr. Hastings also has the option upon reaching age 60 to terminate his active service, and continue in a consulting capacity. The term of the consulting period shall be 10 years and Dr. Hastings will receive approximately 20% of his prior annual compensation as a consulting fee. The Agreement includes the obligation of Dr. Hastings to maintain the confidentiality of confidential information of the Company and to assign to the Company any and all inventions made or conceived by him during the term of the Agreement and a covenant of Dr. Hastings not to compete with the Company.

         In April, 1994, the Company entered into an Employment Agreement with David G. Kreher, Senior Vice President and Chief Operating Officer, effective from January 1, 1994. The Agreement has been extended through December 31, 1998. The Company is currently negotiating an extension of Mr. Kreher's Agreement. The Agreement provides for Mr. Kreher to receive base annual compensation of not less than $125,000. Mr. Kreher is also to participate in the Annual Incentive Compensation and Long-Term Incentive Compensation Plans of the Company adopted in April, 1994, the Company's Stock Option Plan and such other compensation plans as the Company may from time to time have for executives of the Company. In the event of Mr. Kreher's death during the term of the Agreement, payments equal to his total compensation under the Agreement will be made to his heirs for a period of six months. The Agreement includes the obligation of Mr. Kreher to maintain the confidentiality of confidential information of the Company.

         In March, 1997, the Company entered into Split Dollar Agreements with Robert L. Montgomery, Carl W. Hastings, David G. Kreher and Donald E. Gibbons, whereby the Company pays the premiums on life insurance policies covering these executive's lives. Upon the death of an executive, the Company shall be entitled to receive the greater of (i) one-third of the insurance proceeds, (ii) the cash surrender value of the policy and (iii) the total premiums paid under the policy, with the executive receiving the balance of the insurance proceeds. On termination of the Agreement prior to an executive's death, the executive shall have the right to purchase the policy for the greater of (i) the cash surrender value of the policy and (ii) the total premiums paid under the policy. The policy amounts are $3,124,000 for Mr. Montgomery, $1,770,000 for Dr. Hastings, $750,000 for Mr. Kreher and $750,000 for Mr. Gibbons.

         In March, 1997, the Company entered into Salary Continuation Plan Agreements with David G. Kreher and Donald E. Gibbons. The Agreements provide for continuation of these executive's salaries upon termination of employment or retirement, after these executives have reached the age of 55 and have been employed by the Company for 15 years. Salary continuation payments are also made in the event the executive is terminated prior to reaching these thresholds for other than cause as defined in the Agreements. Payments are to be made for a period of 10 years and the amount of the payments are based on the executive's age at time of retirement or termination of employment.

Compensation of Directors
-------------------------

         Members of the Board of Directors who were not employees of the Company received $1,000 per attendance at meetings of the Board of Directors and committees thereof. Members of the Management Committee who were not employees of the Company also received compensation of $1,000 per month for their services and $2,500 per attendance at meetings of the Board of Directors or any committees of the Board. On any date at which a Board member attends more than one meeting of the Board or committee of the Board, the attendance fee is 150% of the basic attendance fee. In addition to the options issued to the named executives as described above, during fiscal 1998 options were issued to Mr. Merrick (40,000 shares), Mr. McCain (35,000 shares), Mr. Akin (20,000 shares), Mr. Solomonson (10,000 shares), Mr. Moody (10,000 shares), Mr. Pinnock (10,000 shares), and Mrs. Montgomery (30,000 shares).

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during calendar year 1997, all Section 16(a) filing requirements applicable to the officers, directors and ten-percent beneficial owners were complied with.

Board of Directors Affiliations and Related Transactions
--------------------------------------------------------


         During 1998, Mr. Montgomery received advances from the Company against his anticipated incentive compensation. The highest balance of these advances was $126,895 and the balance was $88,895 at December 31, 1998.

PROPOSAL TWO -  REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE.

         The  Company's  Board  of  Directors  has   unanimously   approved  the
reincorporation of the Company in the State of Delaware. Through the reincorporation, the state of incorporation of Reliv' International, Inc. would be changed from Illinois to Delaware.


         To accomplish the proposed change in the state of incorporation (the "Reincorporation Proposal"), the Board of Directors has unanimously adopted a Certificate of Ownership and Merger (the "Merger Agreement"), a copy of which is attached as Appendix A to this Proxy Statement, providing for the merger of the Company into a wholly-owned subsidiary of the Company that has recently been formed pursuant to the Delaware General Corporation Law (the "DGCL") for this purpose. The name of the Company after the merger will not be changed. For the sake of clarity in the discussion of this Proposal Two, the Company before the merger is sometimes referred to as "Reliv' Illinois" and the Company after the merger is sometimes referred to as "Reliv' Delaware."


         If the Reincorporation Proposal is approved by the shareholders, when the merger is completed the Company will have a new Certificate of Incorporation and by-laws and will be governed by Delaware law. The foregoing will, in general, result in certain changes in the rights of shareholders of the Company.

         The same individuals are presently directors of both Reliv' Illinois and the new Delaware subsidiary, and there will be no change in directors as a result of the reincorporation.

         The Reincorporation Proposal will not result in any change in the business or management of the Company, nor will it change the Company's name or the location of its principal executive offices. The Common Stock of Reliv' International, Inc. is listed on The Nasdaq Stock Market, and application will be made to list the Reliv' Delaware Common Stock on The NASDAQ Stock Market. Following the merger, each share of Common Stock of Reliv' Illinois, no par value, will automatically be converted into one share of Reliv' Delaware Common Stock, par value $.001 per share. Reliv' Illinois common stock certificates will be deemed automatically to represent an equal number of shares of Reliv' Delaware Common Stock. Following the reincorporation, previously outstanding Reliv' Illinois common stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of Reliv' Delaware Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF RELIV' DELAWARE.

         If consented to by the Company's shareholders, it is anticipated that the merger will be completed as soon as practicable after such consent. However, the merger may be abandoned, and the Merger Agreement may be amended, either before or after shareholder consent if circumstances arise which, in the opinion of the Board of Directors, make such action advisable, although subsequent to shareholder consent none of the principal terms may be amended without further shareholder approval.

         No Federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Reincorporation Proposal other than Federal securities and state blue sky laws.


Reasons for the Reincorporation Proposal
----------------------------------------

         For many years Delaware has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are updated and revised periodically to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The Board of Directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

Certain Changes in the Company's Charter and By-Laws to be Made by the Reincorporation
---------------

         The following discussion summarizes the material differences between the Certificate of Incorporation and by-laws of Reliv' Delaware and the Articles of Incorporation and by-laws of Reliv' Illinois. Copies of the Certificate of Incorporation and by-laws of Reliv' Delaware are attached as Appendix B and Appendix C, respectively, to this Proxy Statement, and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. If the Reincorporation Proposal is approved and the merger under the Merger Agreement is accomplished, the shareholders of the Company will become subject to the Certificate of Incorporation and by-laws of Reliv' Delaware.

         Takeover Provisions. Delaware and Illinois each have a law that is similar in concept and which prevents an "interested shareholder" (defined as a holder who acquires 15% or more of a target company's stock) from entering into a business combination with the target company within three years after the date it acquired such stock. However, a business combination is permitted (i) if prior to the date the shareholder became an interested shareholder, the board of directors of the target company approved either the business combination or such acquisition of stock, (ii) if at the time the interested shareholder acquired such 15% interest, it acquired 85% or more of the outstanding stock of the corporation, excluding shares held by directors who are also officers and shares held under certain employee stock plans or (iii) if the business combination is approved by the target company's board of directors and two-thirds of the outstanding shares voting at an annual or special meeting of shareholders, excluding shares held by the interested shareholder. This provision applies automatically except in the case of corporations with less than 2,000 shareholders of record and without voting stock listed on a national exchange or authorized for quotation with a registered national securities association. Additional exceptions allow corporations, in certain instances, to adopt charters or by-laws that elect not to be governed by these provisions. Reliv' Delaware has adopted an amendment to effect such an election and therefore, if the merger is consummated, the Company will not have the protection of such provision.

         Vote Required for Routine Shareholder Action. The By-Laws of Reliv' Delaware provide that, unless a different number of votes is required by statute or the Certificate of Incorporation (such as for the approval of a merger, sale of all or substantially all of the Company's assets or similar extraordinary transactions or an amendment to the Certificate of Incorporation), acts of shareholders may be taken by a majority of the votes cast on the matter where a quorum (a majority of the outstanding shares) is present. The Illinois Business Corporation Act ("IBCA") and Reliv' Illinois's by-laws, in contrast, provide that, unless a greater vote is required by the IBCA or Reliv' Illinois' Articles of Incorporation or by-laws, such acts may be taken by a majority of the shares represented in person or by proxy (rather than a majority of the votes cast on the matter) at any meeting of shareholders at which a quorum (a majority of the outstanding shares) is present. Thus, if the Reincorporation Proposal is approved by the shareholders and the merger is consummated, it may be possible for the shareholders of Reliv' Delaware to take such types of corporate action with fewer votes than are required by Reliv' Illinois.


         Preferred Stock. Under both Illinois and Delaware law, a corporation may have an authorized class of preferred stock, the rights of which may be established by the directors without shareholder approval. Reliv' Delaware will adopt a provision in its certificate of incorporation whereby 3,000,000 shares of Preferred Stock (the "Preferred Stock") will be authorized for issuance in the discretion of the Board of Directors without further stockholder action. Such additional shares will be issuable for proper corporate purpose, such as for future financing and acquisition transactions. The Board of Directors of the Company believes it to be in the best interests of the Company to authorize the issuance of said Preferred Stock to ensure that an ample number of such shares are available for issuance if such issuance becomes desirable.

         The 3,000,000 shares of Preferred Stock of Reliv' Delaware may be issued in one or more series at such time or times and for such consideration as shall be authorized from time to time by the Board of Directors. The Board of Directors will be authorized to fix the designation of each series of Preferred Stock and the relative rights, preferences, limitations, qualifications, powers or restrictions thereof, including the number of shares comprising each series, the dividend rates, redemption rights, rights upon voluntary or involuntary liquidation, provisions with respect to a retirement or sinking fund, conversion rights, voting rights, if any, preemptive rights, other preferences, qualifications, limitations, restrictions and the special or relative rights of each series not inconsistent with the provisions of the Certificate of Incorporation.

         Pre-emptive Rights. Under Illinois law and Delaware law shareholders do not have pre-emptive rights to subscribe for additional shares, except to the extent provided in the charter. Neither the charter of Reliv' Illinois nor the charter of Reliv' Delaware grants pre-emptive rights to shareholders.

         Indemnification. Under Illinois law and Delaware law a corporation may indemnify directors and officers who are or are threatened to be made parties to civil, criminal, administrative or investigative proceedings by reason of the fact that such person was a director or officer of the corporation against expenses, judgments, fines and amounts paid in settlement if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and with respect to criminal proceedings had no reasonable cause to believe that the conduct was unlawful. Both statutes provide that they shall not be deemed to be exclusive of any rights to which a person seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise. Both statutes provide that a corporation may purchase insurance on behalf of any director or officer against liability incurred by such person in such capacity whether or not the corporation would have power to indemnify such person against such liability under the statute. Under Illinois law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final disposition of the matter if such person undertakes to repay such amount unless it shall be ultimately determined that such person is entitled to be indemnified by the corporation pursuant to the statute. Under Delaware law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final disposition of the matter if such person undertakes to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation pursuant to the statute. The By-Laws of Reliv' Illinois and the charter of Reliv' Illinois provide for indemnification of directors and officers in accordance with the foregoing statutory provisions. Under Illinois law, a corporation is required to notify its shareholders when indemnity has been paid or expenses advanced. There is no similar provision under Delaware law.

         Personal Liability of Directors. Both Illinois and Delaware law permits a corporation to have in its articles or certificate of incorporation a provision which limits or eliminates the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions. The Company currently has such a provision in effect and, if the reincorporation is accomplished, Reliv' Delaware will have such a provision in its new Certificate of Incorporation. The Company believes that such a provision will permit directors to make corporate decisions on the merits free from any desire to avoid the risk of personal liability. This provision has no effect upon any liability that a director may have to shareholders under Federal securities laws or upon the availability to shareholders of equitable remedies.

         Removal of Directors. Under both Delaware and Illinois law, directors may be removed with or without cause by the vote of the holders of a majority of the outstanding shares.


         Filling Vacancies on Board of Directors. As permitted by both Delaware and Illinois law, the By-Laws of the Reliv' Illinois and the By-Laws of Reliv' Delaware provide that vacancies in the Board of Directors may be filled by the remaining directors. A director so appointed would, however, serve only until the next meeting of shareholders at which directors are to be elected.

         Cumulative Voting in Election of Directors. The Company currently does not have, nor will Reliv' Delaware have, cumulative voting in the election of directors. Cumulative voting gives shareholders the right to cast as many votes as are equal to the number of directors to be elected times the number of shares held, which votes may be allocated among the candidates or voted for one candidate, as the holder desires. As a result, shareholders holding a significant percentage of the outstanding shares entitled to vote in the election of directors may be able to assure the election of one or more directors. Without cumulative voting, holders of a substantial number of the shares of Common Stock may not have enough voting power to elect any directors.

         Vote Required for Extraordinary Events. Under Illinois law the affirmative vote of the holders of at least two-thirds of outstanding shares entitled to vote is required in order to approve mergers, consolidations, mandatory share exchanges, sales of substantially all assets and charter amendments, unless the charter supersedes that requirement by specifying a smaller or larger vote requirement. Under Delaware law the affirmative vote of the holders of a majority of outstanding shares entitled to vote is required in order to approve such transactions, unless the Certificate of Incorporation provides for a larger vote requirement. Reliv' Illinois' Articles of Incorporation specifies a majority vote requirement for approval of such acts, and Reliv' Delaware's Certificate of Incorporation will not specify a larger than majority vote. As a result, such acts will be subject to the same vote requirement after the Reincorporation.

         Call of Special Meetings by Shareholders. The IBCA and the by-laws of Reliv' Illinois permit special meetings of shareholders to be called by the president, the Board of Directors or the holders of at least one-fifth of all of the outstanding shares entitled to vote on the matter for which the meeting is called. The DGCL provides that special meetings of shareholders may be called by the board of directors or such other persons as may be designated by the certificate of incorporation or by the by-laws. Since neither the Certificate of Incorporation nor the By-Laws of Reliv' Delaware will contain a provision permitting the shareholders to call a special meeting, if the Reincorporation Proposal is consummated, the shareholders of the Company will no longer have the authority to call a special meeting of shareholders.

         Shareholders Dissenter's Rights. The IBCA permits shareholders to dissent and receive payment for their shares with respect to: (i) the consummation of a plan of merger, consolidation or share exchange that requires shareholder approval or involves the merger of that corporation into its parent corporation or into another subsidiary corporation of its parent corporation;
(ii) the consummation of a sale, lease or exchange of all or substantially all of a corporation's property and assets other than in the ordinary course of business; or (iii) an amendment to a corporation's articles of incorporation that materially and adversely affects a shareholder's rights because it alters or abolishes preferential or redemption rights. The Company's shareholders are entitled to exercise certain dissenter's rights in the event the Reincorporation Proposal is approved by the shareholders. These rights are summarized below under "Rights of Dissenting Shareholders."

         Under the DGCL, shareholders will be entitled to dissenter's rights in a merger or consolidation involving the Company except that the DGCL does not provide for dissenter's rights; (i) for shares which are either listed on a national securities exchange or widely held (by more than 2,000 shareholders) if the shareholders receive only shares of the surviving corporation, shares of a listed or widely held corporation, or cash in lieu of fractional shares, (ii) to shareholders of a corporation surviving certain types of mergers when no vote of such shareholders is required to approve the merger, or (iii) a merger of a parent corporation and a subsidiary of the parent corporation, except that the shareholders of the subsidiary corporation shall have appraisal rights in the event the parent corporation does not own all of the shares of the subsidiary corporation. Thus, if the Reincorporation Proposal is consummated, and the Company's shares become listed on a national securities exchange or held by more than 2,000 shareholders, dissenter's rights available to the shareholders of the Company will be more limited under Delaware law than under Illinois law.


Rights of Dissenting Shareholders
---------------------------------

         Shareholders of the Company who do not consent to the Reincorporation Proposal and who follow certain other procedures summarized below shall have the right to dissent from, and obtain payment for, their shares in the event of the consummation of the Reincorporation Proposal. The following is a summary of the provisions of the IBCA which specify the procedures which must be followed by any shareholder who wishes to dissent and demand payment for his or her shares in the event of consummation of the Reincorporation Proposal. Such provisions of the IBCA are set forth in their entirety in Appendix D attached to this Proxy Statement, and this summary is qualified by reference to the exact provisions thereof.

         Because the Company has furnished to shareholders in this Proxy Statement such material information with respect to the Reincorporation Proposal as will objectively enable a shareholder to evaluate the Reincorporation Proposal and to determine whether or not to exercise dissenter's rights, a shareholder may assert these rights only if (i) the shareholder delivers to the Company within 30 days from the mailing of this Proxy Statement a written demand for payment for his or her shares in the event the Reincorporation Proposal is consummated, and (ii) the shareholder does not consent to the Reincorporation Proposal. If a shareholder consents to the Reincorporation Proposal, the shareholder will not be entitled to dissent and demand payment for his or her shares, and a dissenting vote on the Reincorporation Proposal will not satisfy the above requirement that a written demand for payment be delivered to the Company.

         Within the later of (i) ten days after the merger under the Merger Agreement is accomplished or (ii) thirty days after the shareholder delivers to the Company his or her written demand for payment, the Company will send to each shareholder delivering such a written demand (a "dissenting shareholder") a statement setting forth the Company's opinion as to the estimated value of such shareholder's shares ("statement of value"), the Company's balance sheet as of the end of its fiscal year ended December 31, 1998, its income statement for its fiscal year ended December 31, 1998, and its latest interim financial statements, together with either a commitment to pay for the shares of the dissenting shareholder at the estimated value thereof upon transmittal to the Company of the certificate or certificates, or other evidence of ownership with respect to such shares, or an instruction to the dissenting shareholder to sell his or her shares within ten days after delivery of the Company's statement to the shareholder. The Company may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold and since the shares of Reliv' Illinois are traded on NASDAQ, the Company anticipates that there will be such a public market for the shares of Reliv' Delaware. If the dissenting shareholder does not sell his shares within such ten day period after being so instructed by the Company, he shall be deemed to have sold these shares at the average of the bid and asked price of such shares on NASDAQ during such ten day period.

         If the dissenting shareholder does not agree with the Company's opinion regarding the estimated value of the shares and wishes to preserve appraisal rights, the dissenting shareholder shall, within thirty days from the Company's delivery to the dissenting shareholder of the statement of value, notify the Company of the dissenting shareholder's estimate of value and demand payment for the difference between the dissenting shareholder's estimate of value and the amount of the payment by the Company or the proceeds of sale by the dissenting shareholder, whichever is applicable because of the procedure for which the Company opted.

         If the Company and the dissenting shareholder are unable to agree on the value of the shares within sixty days from delivery to the dissenting shareholder of the Company's statement of value, the Company shall either pay the difference in value demanded by the dissenting shareholder or file a petition in the Circuit Court of Cook County, State of Illinois, requesting the court to determine the fair value of the shares. The Company shall make all dissenters, whether or not residents of Illinois, whose demands remain unsettled, parties to the proceeding as an action against their shares, and shall serve all parties with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as required by law.

         The jurisdiction of the court in which the proceeding is commenced under the foregoing paragraph by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision of the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

         Each dissenting shareholder made a party to the proceeding is entitled to judgment for the amount, if any, by which the court determines that the fair value of his or her shares exceeds the amount offered to be paid by the Company or the proceeds of sale by the shareholder, whichever amount is applicable. The judgment shall include an allowance for interest at such rate as the court may find to be fair and equitable in all the circumstances, from the date on which the Reincorporation Proposal is approved to the date of payment.

         The court, in such an appraisal proceeding, shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, and experts employed by any party, but shall exclude the fees and expenses of counsel for any party. If the fair value of the shares as determined by the court materially exceeds the amount which the Company offered to pay for those shares, or if no offer was made, then all or any part of such expenses may be assessed against the Company.


Federal Income Tax Consequences of the Reincorporation
------------------------------------------------------

         Although it has not received an opinion of legal counsel with respect to the tax effects of the merger under the Merger Agreement, the Company believes that, for Federal income tax purposes, the merger will constitute a reorganization under the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized by holders of the Common Stock as a result of the merger. Each shareholder of Reliv' Delaware will have the same tax basis in his Reliv' Delaware Common Stock as the shareholder had in Reliv' Illinois Common Stock held by the shareholder immediately prior to the effective time of the merger under the Merger Agreement, and the holding period of the Reliv' Delaware Stock will include the period during which the shareholder held Reliv' Illinois Common Stock, provided that such Reliv' Illinois Common Stock was held by the shareholder as a capital asset at the effective time of the merger.

         If a shareholder exercises dissenter's rights, the receipt of cash for shares of Common Stock pursuant to the exercise of dissenter's rights will be a taxable transaction for Federal income tax purposes to the shareholders receiving such cash and may be a taxable transaction for state or local tax purposes as well.

         The foregoing is only a general description of certain of the Federal income tax consequences of the merger to shareholders, without regard to the particular facts and circumstances of each shareholder's tax situation. State, local or foreign income tax consequences to shareholders may vary from the Federal tax consequences described above.

Accordingly, shareholders are urged to consult their own tax advisors with respect to the Federal, state, local and foreign tax consequences of the merger to them.

         The Company also believes that it will not recognize gain, loss or income for Federal income tax purposes as a result of the merger under the Merger Agreement, and that Reliv' Delaware generally will succeed, without adjustment, to the tax attributes of Reliv' Illinois as specified in Section 381(c) of the Internal Revenue Code of 1986, as amended.

         The Company is currently subject to an annual franchise tax in Illinois. If the Reincorporation Proposal is approved and the merger is accomplished under the Merger Agreement, the Company will continue to be subject to an annual franchise tax in Delaware.

Vote Required
-------------

         Adoption of the Reincorporation Proposal requires the written consent of a majority of the total number of outstanding voting shares. Consent to the Reincorporation Proposal by the shareholders will constitute approval of the Merger Agreement by the shareholders as well as the new Certificate of Incorporation of Reliv' Delaware.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS CONSENT TO THE ADOPTION OF THE REINCORPORATION PROPOSAL.


PROPOSAL THREE -APPROVAL OF THE 1999 STOCK OPTION PLAN

General
-------

         In the opinion of the Board of Directors, the Company and its stockholders will benefit substantially from having certain officers and key employees acquire shares of the Company's Common Stock pursuant to options granted under the Company's 1999 Stock Option Plan. Such options, in the opinion of the Board, will be a highly effective incentive, and will create a commonality of purpose between the Company's officers and key employees and its shareholders with respect to the Company's strategies for profitable growth and share-value appreciation. In the opinion of the Board, the Company's ability to provide these stock options to its officers and other key employees in the future will benefit the Company's long-term financial performance. In addition, the Board believes the interests of the Company would be served if options could be granted to consultants, advisors and other individuals who can contribute to the success of the Company's business. The Board of Directors previously adopted the Company's 1995 Stock Option Plan. Virtually all of the 1,100,000 shares of Common Stock that were authorized for issuance under that plan have been exhausted. Accordingly, the Board of Directors believes it is in the Company's best interests to adopt a new stock option plan which, if adopted, will authorize the Company to award stock options to its officers and other key employees and permit the Company to offer options pursuant to the Plan to certain consultants and advisors.

The Plan and Participants
-------------------------


         On February 17, 1999, the Board of Directors approved for adoption the 1999 Stock Option Plan (the "Plan") which enables the Company to grant "incentive stock options," as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The Plan authorizes the grant of options to purchase up to an aggregate of 1,000,000 shares of the Company's Common Stock, to (i) officers and other full-time salaried employees of the Company and its subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. As used herein with respect to the Plan, references to the Company include subsidiaries of the Company.


         The purposes of the Plan are to enable the Company to attract and retain persons of ability as officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company by providing them with an equity participation in the Company. The full text of the Plan is set forth in Appendix E hereto, and the following description is qualified in its entirety by reference to Appendix E.


         The Plan will be administered by the Company's Board of Directors or a Committee, which will be appointed by the Company's Board of Directors and must consist of two or more members of the Board of Directors, each of whom must be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, and the persons to whom options are granted, the number of options granted to each optionee and the terms and conditions of each option, including its duration.

         The Plan can be amended, suspended, reinstated or terminated by the Board of Directors; provided, however, that without approval of the Company's shareholders, no amendment shall be made which (i) increases the maximum number of shares of Common Stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan (iii) increases the period during which a stock option may be exercised beyond ten years from the date of the grant, (iv) materially increases the benefits accruing to optionees under the Plan, (v) materially modifies the requirements as to eligibility for participation in the Plan or (vi) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16(b)-3. Unless previously terminated by the Board of Directors, the Plan will terminate on February 17, 2009, and no additional options may be granted under the Plan after that date.

Option Terms and Grants
-----------------------

         Stock options may be granted to purchase Common Stock under the Plan at not less than the fair market value of the shares as of the date of grant (or 110% of fair market value in the case of incentive stock options granted to any officer or employee holding in excess of 10% of the combined voting power of all classes of the Company's stock as of the date of grant). No optionee may be granted incentive stock options under the Plan to purchase Common Stock having a fair market value (determined as of the date of grant) which exceeds $100,000 with respect to incentive stock options which are exercisable for the first time by such optionee in any calendar year, under all stock option plans of the Company as of the date of grant. The maximum number of shares for which options may be issued to an employee of the Company during any calendar year may not exceed 100,000. Other than the limitations set forth above, there is no limitation on the number of non-qualified stock options which may be granted to any optionee pursuant to the Plan.

         Incentive stock options may be granted for a term of up to five years in the case of optionees who own in excess of 10% of the combined voting power of all classes of the Company's stock and up to ten years, in the Committee's sole discretion, in the case of all other optionees. Non-qualified stock options may be granted for a term of up to ten years.

         The Plan provides that if a stock option or portion thereof expires or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

         Pursuant to the terms of the Plan, the option price for all options must be paid in cash, by check, bank draft or money order, with Common Stock of the Company owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased, or a combination thereof.

         As of the date hereof, no options have been granted pursuant to the Plan.

         Options granted pursuant to the Plan will not be assignable or transferable except by will or the laws on intestate succession. Options acquired pursuant to the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by the Company, or within six months after termination of employment due to a permanent disability, or within three months after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within the sixth months after the decedent's death. Options expire immediately in the event an optionee is terminated with or without cause or resigns; provided, however, in the event the Company terminates the employment of an optionee who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two year period immediately preceding such termination, for any reason except "good cause" (as defined in the Plan), each stock option held by such optionee (which had not then previously lapsed or terminated and which had been held by such optionee for more than six (6) months prior to such termination) shall be exercisable for a period of three months after such termination to the extent otherwise exercisable during that period. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

         The purchase price and the number and kind of shares that may be purchased upon exercise of options granted pursuant to the Plan, and the number of shares which may be granted pursuant to the Plan, are subject to adjustment in certain events, including stock splits, recapitalization and reorganizations.

Federal Tax Aspects of the Plan
-------------------------------

         Set forth below is a general summary of the Federal income tax consequences associated with the Plan.

         An employee will not be deemed to have received income upon the grant of an incentive stock option or, except as noted below, upon the exercise of such option. Unless Shares acquired upon exercise are disposed of within two years of the date of grant or within one year of exercise, upon the sale of such Shares, the optionee will generally recognize capital gain or loss measured by the difference between the amount realized on the sale and the price paid for the Shares. If a sale is made prior to either of such dates, an optionee's gain on the sale of the Shares will be treated as ordinary income to the extent of the lesser of the excess of the fair market value of the Shares at the time of exercise over the option price and the excess of the amount realized on the sale of stock over the option price. The Company will be allowed a deduction at the time of sale in the amount of ordinary income recognized by the optionee. The balance of any gain realized will be treated as long-term or short-term capital gain depending upon the length of time the Shares were held by the optionee.

         Generally, the excess of the fair market value of an incentive stock option at the time of exercise (or, if the stock subject to the option is restricted within the meaning of Code Section 83, at such time as the Shares become transferable or are not longer subject to a substantial risk of forfeiture) over the option price constitutes an item of tax preference for purposes of calculating "alternative minimum taxable income" and may result in imposition of the "alternative minimum tax" for the participant pursuant to
Section 55 of the Code.

         Non-qualified options granted under the Plan are not intended to qualify for the favorable Federal income tax treatment accorded to incentive stock options under the Plan. An optionee should not recognize any income for Federal income tax purposes at the time of the grant of non-qualified options under the Plan. When non-qualified options are exercised, however, the excess of the fair market value of the shares of Common Stock acquired pursuant to such exercise, determined at the time of exercise, over the option price will constitute ordinary income to the optionee. Subject to applicable limitations, the Company is entitled to a corresponding income tax deduction equal to the amount of such ordinary income for the taxable year in which the optionee is required to recognize such income for Federal income tax purposes.

Vote Required for Approval of the Plan
--------------------------------------

         The Company's Board of Directors has approved the Plan. However, the Plan will not be adopted unless the holders of at least a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR" approval of the Plan.

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  APPROVAL  OF THE
PLAN.



PROPOSAL FOUR - SELECTION OF AUDITORS

         The Board of Directors have selected and approved Ernst & Young L.L.P. as the principal independent auditor to audit the financial statements of the Company for 1999, subject to ratification by the shareholders. It is expected that a representative of the firm of Ernst & Young L.L.P. will be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR "FOR" SUCH RATIFICATION.


Stockholder Proposals for 2000 Proxy Statement
----------------------------------------------

         Proposals by shareholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 2000 Annual Meeting of Stockholders, which is scheduled to be held on May 26, 2000, should be addressed to the Secretary, Reliv' International, Inc., 136 Chesterfield Industrial Boulevard, P.O. Box 405, Chesterfield, Missouri 63006-0405, and must be received at such address no later than January 1, 2000. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

Other Matters to Be Acted Upon at the Meeting
---------------------------------------------

         The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.


                                            BY ORDER OF THE
                                            BOARD OF DIRECTORS

Dated:  April 23, 1999
                                                 /s/ Stephen M. Merrick
                                            -----------------------------
                                            Stephen M. Merrick, Secretary

                                   APPENDIX A

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                            RELIV INTERNATIONAL, INC.
                            (an Illinois corporation)

                                      INTO

                            RELIV' MERGER CORPORATION
                            (a Delaware corporation)

         It is hereby certified that:

         1. Reliv International, Inc. (hereinafter called the "corporation") is a corporation of the State of Illinois, the laws of which permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

         2. The corporation, as the owner of all of the outstanding shares of common stock of Reliv' Merger Corporation, hereby merges itself into Reliv' Merger Corporation, a corporation of the State of Delaware.

         3. The following is a copy of the resolutions adopted on the 17th day of February, 1999, by the Board or Directors of the corporation to merge the corporation into Reliv' Merger Corporation:

                  RESOLVED that this corporation be reincorporated in the State of Delaware by merging itself into Reliv' Merger Corporation pursuant to the laws of the State of Illinois and the State of Delaware as hereinafter provided, so that the separate existence of this corporation shall cease as soon as the merger shall become effective, and thereupon this corporation and Reliv' Merger Corporation will become a single corporation, which shall continue to exist under, and be governed by, the laws of the State of Delaware.

                  FURTHER RESOLVED that the terms and conditions of the proposed merger are as follows:

                  (a) From and after the effective time of the merger, all of the estate, property, rights, privileges, powers, and franchises of this corporation shall become vested in and be held by Reliv' Merger Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by this corporation, and Reliv' Merger Corporation shall assume all of the obligations of this corporation.

                  (b) No pro rata issuance of the shares of stock of Reliv' Merger Corporation which are owned by this corporation immediately prior to the effective time of the merger shall be made, and such shares shall be surrendered and extinguished.

                  (c)  Each  share  of  common  stock,  no par  value,  of  this corporation which shall be issued and outstanding immediately prior to the effective time of the merger shall be converted into one issued and outstanding share of common stock $.001 par value, of Reliv' Merger Corporation, and, from and after the effective time of the merger, the holders of all of said issued and outstanding shares of this corporation shall automatically be and become holders of shares of Reliv' Merger Corporation upon the basis above specified, whether or not certificates representing said shares are then issued and delivered. Each warrant, option or other derivative security to purchase common stock of the corporation which is effective immediately prior to the effective time of the merger shall be converted into a warrant, option or other derivative security to purchase common stock of Reliv' Merger Corporation, as of the effective time of the merger. Such instruments shall be exercisable in accordance with their terms and conditions. On each matter on which common stock shall vote each common share shall be entitled to one vote.

                  (d) After the effective time of the merger, each holder of record of any outstanding certificate or certificates theretofore representing common stock of this corporation may surrender the same to the American Stock Transfer & Trust , Reliv' Merger Corporation's transfer agent, at its office in New York, New York and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing a like number of shares of common stock of Reliv' Merger Corporation. Until so surrendered, each outstanding certificate which prior to the effective time of the merger represented one or more shares of common stock of this corporation shall be deemed for all corporate purposes to evidence ownership of shares of common stock of Reliv' Merger Corporation.

                  (e) From and after the effective time of the merger, the Certificate of Incorporation and the By-Laws of Reliv' Merger Corporation shall be the Certificate of Incorporation and the By-Laws of Reliv' Merger Corporation as in effect immediately prior to such effective time and the name of Reliv' Merger Corporation shall be changed to Reliv' International, Inc.

                  (f) The members of the Board of Directors and officers of Reliv' Merger Corporation shall be the members of the Board of Directors and the corresponding officers of Reliv' Merger Corporation immediately before the effective time of the merger.

                  (g) From and after the effective time of the merger, the assets and liabilities of this corporation and of Reliv' Merger Corporation shall be entered on the books of Reliv' Merger Corporation at the amounts at which they shall be carried at such time on the respective books of this corporation and of Reliv' Merger Corporation, subject to such inter-corporate adjustments or eliminations, if any, as may be required to give effect to the merger; and, subject to such action as may be taken by the Board of Directors of Reliv' Merger Corporation, in accordance with generally accepted accounting principles, the capital and surplus of Reliv' Merger Corporation shall be equal to the capital and surplus of this corporation and of Reliv' Merger Corporation.

                  FURTHER RESOLVED that, in the event that the proposed merger shall not be terminated, the proper officers of this corporation be and they hereby are authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge itself into Reliv' Merger Corporation and the date of adoption thereof, and to cause the same to be filed and recorded as provided by law, and to do all acts and things whatsoever, within the States of Illinois and Delaware in any other appropriate jurisdiction, necessary or proper to effect this merger.

         4. The proposed  merger herein  certified  has been adopted,  approved,
certified,   executed,  and  acknowledged  by  Reliv'  International,   Inc.  in
accordance with the laws under which it is organized.


Signed and attested to on _________________, 1999.


                                          /s/ Robert L. Montgomery
                                    ----------------------------------------
                                    Robert L. Montgomery, President of Reliv'
                                    International, Inc.

Attest:

________________________________
Stephen M. Merrick, Secretary
of Reliv' International, Inc.

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                            RELIV' MERGER CORPORATION


         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and provisions and subject to the requirements of the law of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to) hereby certifies that:

         FIRST:   The  name  of  the   corporation   (hereinafter   called   the
"corporation") is Reliv' Merger Corporation.

         SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is the Corporation Service Company, Inc.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH:           The authorized capital stock of the Company is:

         1.       Class           Par Value        Number of shares authorized
                  -----           ---------        ---------------------------


                  Common           $   .001                 20,000,000


                  Preferred        $   .001                  3,000,000


         2. Shares of Preferred Stock may be issued from time to time at the sole discretion of the Company's Board of Directors, with such designations, preferences, conversion rights, cumulative, relative, participating, option or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock adopted by the Board of Directors pursuant to the authority of this paragraph given.

         FIFTH: The name and the mailing address of the incorporator is as follows:

                  NAME                           MAILING ADDRESS
                  ----                           ---------------
                  Scott P. Slykas                Merrick & Klimek, P.C.
                                                 401 South LaSalle, Suite 1302
                                                 Chicago, Illinois 60605

         SIXTH:            The corporation is to have perpetual existence.

         SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under Subsection 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under Subsection 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such a manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and or stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all creditors or class of creditors, and/or on all the stockholders or class of stockholders of this corporation, as the case may be, and also on this corporation.

         EIGHTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

         2. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized and empowered to make, alter, amend and repeal by-laws, subject to the power of the stockholders to alter or repeal by-laws made by the board of directors.

         NINTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection
(b) of Subsection 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

         TENTH: The corporation shall, to the fullest extent permitted by Subsection 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, have the power to indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the power provided for herein shall not be deemed exclusive of any other right to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         ELEVENTH: The corporation hereby expressly elects not to be governed by
Section 203 of the General Corporation Law of the State of Delaware, in its entirety, as the same may be amended and supplemented.

         TWELFTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article TWELFTH.

Signed on April 9, 1999



                                                  /s/ Scott P. Slykas
                                                ---------------------------
                                                Incorporator

                                   APPENDIX C

                                     BY-LAWS
                                       OF
                               RELIV' MERGER CORP.


                                    ARTICLE I
                                    ---------
                                     OFFICES
                                     -------

         SECTION  1.  REGISTERED   OFFICE.   The  registered   office  shall  be
established and maintained at 1013 Centre Road, City of Wilmington, in the County of New Castle in the State of Delaware.

         SECTION 2. OTHER OFFICES. The corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.


                                   ARTICLE II
                                   ----------
                             MEETING OF STOCKHOLDERS
                             -----------------------

         SECTION 1. ANNUAL MEETINGS. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. In the event the Board of Directors fails to so determine the time, date and place of meeting, the annual meeting of stockholders shall be held at the main business office of the corporation at 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri on the last Thursday of May of each year.

         If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and may transact such other corporate business as shall be stated in the notice of the meeting.

         SECTION 2. OTHER MEETINGS. Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

         SECTION 3. VOTING. Each stockholder shall be entitled to vote in accordance with the terms and provisions of the Certificate of Incorporation and these By-Laws, in person or by proxy, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

         SECTION 4. PROXIES. A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

         A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

         SECTION 5. FIXING OF RECORD DATE. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend, or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the board of directors of the corporation may fix in advance a record date which shall not be more than sixty days and not less than ten days, or in the case of a merger or consolidation, not less than twenty days, before the date of such meeting. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of the business day on the day next preceding the day on which notice is given and the record date for the determination of shareholders for any other purpose shall be the date on which the board of directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting.

         SECTION 6. QUORUM. In all matters, except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

         SECTION 7. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by Board of Directors.

         SECTION 8. NOTICE OF MEETINGS. Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the records of the corporation, with the postage thereon prepaid.

         Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the corporation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed proper notice.

         SECTION 9. ACTION WITHOUT MEETING. Any action that is ordinarily taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or regular mail, return receipt requested.


                                   ARTICLE III
                                   -----------
                                    DIRECTORS
                                    ---------

         SECTION 1.  NUMBER.  The number of directors shall be ten.

         SECTION 2. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the board of directors and publicized among all directors. A notice of such regular meeting shall not be required.

         SECTION 3. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or any two directors and shall be held at such place, on such date and at such time as they or he shall fix. Notice of the place, date and time of each such special meeting shall be given each director by whom it is not waived, by mailing written notice not less than two days before the meeting or, by telefaxing the same not less than 18 hours before the meeting, to each director at his business address. If mailed, such notice shall be deemed to be delivered, when deposited in the United States mail so addressed, with postage thereon prepaid. If transmitted via telefacsimile, said notice shall be deemed to have been delivered upon confirmation by the facsimile machine of sender. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board of Directors need be specified in any written waiver of notice.

         SECTION 4. QUORUM. At any meeting of the Board of Directors, one-half of the numbers of directors then in office, but not less than two, shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time without further notice or waiver thereof.


         SECTION 5. CONDUCT OF BUSINESS. The act of a majority of the directors present at a meeting of which a quorum is present shall be the act of the Board of Directors, except as otherwise provided herein or provided by law.

         SECTION 6. COMMITTEES. A majority of the directors may create one or more committees and appoint members of the board to serve on the committee or committees. Each committee shall have two or more members. A majority of any committee shall constitute a quorum and a majority of a quorum is necessary for committee action. Subject to the provisions of the by-laws or action by the Board of Directors, a committee by majority vote of its members shall determine the time and place of meetings and the notice required therefor. Each committee may exercise the authority of the Board of Directors to the extent provided by the Board of Directors when establishing the committee.

         The Board of Directors, by resolution adopted by a majority of the number of directors fixed by the by-laws or otherwise, may designate two or more directors to constitute an executive committee, which committee, to the extent provided in such resolution, shall have and exercise all of the authority of the Board of Directors in the management of the corporation, except as otherwise required by law. Vacancies in the membership of the committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee shall keep regular minutes of its proceedings and report the same to the Board when required.

         SECTION 7.  PARTICIPATION AND MEETINGS BY CONFERENCE TELEPHONE.
Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment that enables all persons participating in a meeting to hear each other. Such participation shall constitute presence in person at such meeting for all purposes.


         SECTION 8. RESIGNATIONS. Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

         SECTION 9. VACANCIES. If the office of any director, member of a committee or other officer becomes vacant, the remaining directors in office though less than a quorum by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

         SECTION 10. REMOVAL. Any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for this purpose, or by written consent as provided by law. Any director or directors may be removed for cause by the majority vote of the other directors.

         SECTION 11. INCREASE OF NUMBER. The number of directors may be increased or decreased by amendment of these By-Laws by the affirmative vote of a majority of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualified.

         SECTION 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors or as member of committees, but by resolution of the Board of Directors, fixed fees and expenses of attendance may be allowed for attendance at each meeting. By resolution of the Board of Directors, directors may also be granted coverage under the Corporation's health insurance, life insurance or other benefit plans. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

         SECTION 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the board, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.

         SECTION 14. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.


         SECTION 15. RELIANCE ON CORPORATE RECORDS. A member of the board of directors, or a member of any committee designated by the board of directors, shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.



                                   ARTICLE IV
                                   ----------
                                    OFFICERS
                                    --------

         SECTION 1. OFFICERS. The officers of the corporation shall consist of the President, Secretary and such other officers as determined by the Board of Directors. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than one office may be held by the same person.

         SECTION 2. SALARIES. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.


                                    ARTICLE V
                                    ---------
                                      STOCK
                                      -----

         SECTION 1. CERTIFICATES OF STOCK. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary of the corporation, certifying the number of shares owned by him in the corporation. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Where a certificate is countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

         SECTION 2. LOST CERTIFICATES. New certificates of stock may be issued in the place of any certificate issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against it on account of the alleged loss of any such new certificate.

         SECTION 3. TRANSFER OF SHARES. The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other persons as the directors may designate, by who they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

         SECTION 4. RETIREMENT OF STOCK. The corporation, by resolution of its board of directors, may retire any shares of its capital stock that are issued but are not outstanding.

         Whenever any shares of the capital stock of this corporation are retired, they shall resume the status of authorized and unissued shares of the class or series to which they belong unless the certificate of incorporation otherwise provides.

         SECTION 5. DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare and pay dividends upon the shares of its capital stock.


                                   ARTICLE VI
                                   ----------
                                   FISCAL YEAR
                                   -----------

         SECTION 1. FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

                                   ARTICLE VII
                                   -----------
                                     NOTICES
                                     -------


         SECTION 1. NOTICES. Whenever notice is required to be given to any stockholder, director, officer or agent, such requirement shall not be construed to mean personal notice. Such notice may in any instance be effectively given by depositing a writing in a post office or letter box in a pre-paid, sealed wrapper, or by sending a facsimile transmission, addressed to such stockholder, director, officer or agent at his or her address as the same appears on the books of the corporation. The time when such notice is dispatched shall be the time of the giving of the notice.

         SECTION 2. WAIVERS. A written waiver of any notice, signed by a stockholder, director, officer or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer or agent. Neither the business nor the purpose of any meeting need to be specified in such a waiver.


                                  ARTICLE VIII
                                  ------------
                                   AMENDMENTS
                                   ----------

         SECTION 1. These By-Laws may be amended and/or repealed and new or additional By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice thereof is contained in the notice of such special meeting by the affirmative vote of a majority of the stock issued and outstanding or entitled to vote thereat, or by the regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice thereof is contained in the notice of such special meeting.

         SECTION 2. A resolution authorizing a proposed amendment to the certificate of incorporation may provide that at any time prior to the filing of the amendment with the Secretary of State, notwithstanding authorization of the proposed amendment by the stockholders of the corporation, the board of directors or governing body may abandon such proposed amendment without further action by the stockholders.


                                   ARTICLE IX
                                   ----------
                           INDEMNIFICATION OF OFFICERS
                           ---------------------------
                         DIRECTORS, EMPLOYEES AND AGENTS
                         -------------------------------

         SECTION 1. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 2. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 3. No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (a) any breach of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) acts under Section 174 of the Delaware General Corporation Law; or
(d) any transaction from which the director derived an improper personal benefit.

         SECTION 4. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount unless it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article Ninth. Such expenses (including attorneys' fees) incurred by other employees or agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

         SECTION 5. Any indemnification under Section (1) and (2) above (unless ordered by a Court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections (1) and (2). Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

         SECTION 6. The indemnification provided by this Article Ninth shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article Ninth.

         SECTION 8. For the purposes of this Article Ninth, reference to "the corporation" shall include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation or other enterprise shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation in the same capacity.

                                   APPENDIX D


         5/11.70 PROCEDURE TO DISSENT. -(a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

         (b) If the corporation action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenter's rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

         (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

         (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

         (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the shareholder's estimated fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

         (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

         (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

         (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

         (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection
(c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

         (1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c), (d) or (i).

         (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.

         If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of he amounts awarded to the dissenters who are benefited. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.

         (j) As used in this Section:

         (1) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

         (2) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all circumstances.

                                   APPENDIX E

                           RELIV' INTERNATIONAL, INC.

                             1999 STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN

         The purposes of the Reliv' International, Inc. 1999 Stock Option Plan (the "Plan") are to enable the Company to attract and retain the services of officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors and to motivate such persons to use their best efforts on behalf of the Company.

2.       GENERAL PROVISIONS

         2.1      Definitions

         As used in the Plan:

         (a) "Board of Directors" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

         (c) "Committee" means the committee appointed by the Board of Directors from time to time to administer the Plan pursuant to
                  Section 2.2.

         (d)      "Common Stock" means the Company's Common Stock, no par value.

         (e) "Fair Market Value" means, with respect to a specific date, the value of the Common Stock as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

         (f) "Incentive Stock Option" means an option granted under the Plan which is intended to qualify as an incentive stock option under Section 422 of the Code.


         (g)      "NASDAQ" means the NASDAQ Stock Market.


         (h) "Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option.

         (i) "Participant" means a person to whom a Stock Option has been granted under the Plan.

         (j) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

         (k)      "Stock   Option"   means  an  Incentive   Stock  Option  or  a
                  Non-Qualified Stock Option granted under the Plan.

         (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

         2.2      Administration of the Plan


         (a) The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors, which Committee shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. Each member of the Committee shall be a non-employee director (as such term is defined in Rule 16b-3). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.


         (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person;
                  (iv) determine the terms of Stock Options granted under the Plan, consistent with the provision of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

         (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

         (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

         2.3      Effective Date


         The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by affirmative vote of the holders of the shares of the Common Stock, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.


         2.4      Duration

         If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

         2.5      Shares Subject to the Plan


         The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 1,000,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.


         2.6      Amendments

         The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

         (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

         (b)      Extends the term of the Plan; or

         (c) Increases the period during which a Stock Option may be exercised beyond ten (10) years from the date of grant; or

         (d)      Otherwise   materially  increases  the  benefits  accruing  to
                  Participants under the Plan;

         (e) Materially modifies the requirements as to eligibility for participation in the Plan; or

         (f) Will cause Stock options granted under the Plan to fail to meet the requirements of Rule 16b-3.

Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Options previously granted to such Participant.

         2.7      Participants and Grants

         Stock Options may be granted by the Committee to (i) officers and other salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Sections 2.5, 3.6 and 3.9) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.       STOCK OPTIONS

         3.1      General

         All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law.

         3.2      Price


         Subject to the provisions of Section 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.


         3.3      Period

         The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

         3.4      Exercise

         Subject to Section 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

         3.5      Payment

         The  purchase  price for  shares  of  Common  Stock as to which a Stock
Option  has  been  exercised  and  any  amount  required  to  be  withheld,   as
contemplated by Section 4.3, may be paid:

         (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

         (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

         (c)      By a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

         3.6      Special Rules for Incentive Stock Options

         Notwithstanding   any  other  provision  of  the  Plan,  the  following
provisions shall apply to Incentive Stock Options granted under the Plan:

         (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.

         (b) To the extent that the aggregate Fair Market Value of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other Plan of the Company or a Subsidiary exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

         (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon the exercise and the date of disposition.

         (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

         3.7      Termination of Employment or Relationship with Company


         (a) In the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

         (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by such Participant for a period of six months after termination but only to the extent the Option is otherwise exercisable during that period. Notwithstanding the foregoing, the Committee may in the event of such disability accelerate the date after which a Stock Option is exercisable, in whole or in part, which change shall be in the Committee's sole discretion and be final, binding and conclusive. For purposes of this paragraph, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

         (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, for a period of six (6) months after such Participant's death but only to the extent the Option is otherwise exercisable during that period. Notwithstanding the foregoing, the Committee may in the event of such death accelerate the date after which a Stock Option is exercisable, in whole or in part, which change shall be in the Committee's sole discretion and be final, binding and conclusive.

         (d) If a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall be exercisable for a period of three (3) months after termination, but only to the extent the Option is otherwise exercisable during that period.

         (e) In the event the Company terminates the employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two (2) year period immediately preceding such termination, for any reason except "good cause"

                  (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall be exercisable for a period of three
                  (3) months after such termination, but only to the extent the Option is otherwise exercisable during that period. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have resulted in his discharge if discovered prior to such date, or
                  (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the business or any trade secrets of the Company or any of its Subsidiaries obtained as a result of or in connection with such employment.

         3.8      Effect of Leaves of Absence

         It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to employment shall have no longer been guaranteed either by statute or contract.

         3.9      Limitation on Number of Options Granted to Employees


         The maximum number of shares for which options may be granted to an employee of the Company during any calender year shall not exceed 100,000.


4.       MISCELLANEOUS PROVISIONS

         4.1      Adjustments Upon Changes in Capitalization

         (a) In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made.

         (b) Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

         4.2      Non-Transferability

         No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

         4.3      Withholding

         The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

         4.4      Compliance with Law and Approval of Regulatory Bodies

         No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ and of all other domestic stock exchanges on which the Common

Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

         4.5      No Right to Employment

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefore, to the same extent as might have been done if the Plan had not been adopted.

         4.6      Exclusion from Pension Computations

         By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

         4.7      Abandonment of Options

         A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

         4.8      Severability

         If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

4.9      Interpretation of the Plan

         Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

         4.10     Use of Proceeds

         Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

4.11     Construction of Plan

         The place of administration of the Plan shall be in the State of Illinois, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Illinois.



         BOARD OF DIRECTORS APPROVAL                 February 17, 1999



         SHAREHOLDER APPROVAL                        __________________

                           RELIV' INTERNATIONAL, INC.
                         Annual Meeting of Shareholders

                            May 27, 1999, 10:00 a.m.

                      Doubletree Hotel & Conference Center
                            16625 Swingley Ridge Road
                          Chesterfield, Missouri 63017
                                 (314) 532-5000








REVOCABLE PROXY
                           RELIV' INTERNATIONAL, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Robert L. Montgomery and David G. Kreher, or either of them, with full power of substitution, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the annual meeting of shareholders of Reliv' International, Inc. (the "Company") to be held on Thursday, May 27, 1999, at the Doubletree Hotel & Conference Center, 16625 Swingly Ridge Road, Chesterfield, Missouri 63017, (314) 532-5000 at 10:00 a.m., Central Daylight Savings Time, and at any and all adjournments and postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows on the reverse side.

This proxy will be voted at the Annual Meeting or any adjournments or postponement thereof as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE SIDE, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                  (Continued and to be signed on reverse side)

                                ADMISSION TICKET

                                 ANNUAL MEETING

                                       OF

                            RELIV INTERNATIONAL, INC.

                        Thursday, May 27, 1999 10:00 a.m.
                      Doubletree Hotel & Conference Center
                            16625 Swingley Ridge Road
                          Chesterfield, Missouri 63017
                                 (314) 532-5000


                                     Agenda
                                     ------

           *Election of Directors
           *Change in the State of Incorporation
           *Adoption of 1999 Stock Option Plan
           *Ratification of the appointment of independent public accountants
           * Report on the progress of the corporation

                 Please Detach and Mail in the Envelope Provided

A |X| Please mark your votes as in this example.

1.   Election of Directors

Robert L. Montgomery
Sandra S. Montgomery
Carl W. Hastings
David G. Kreher
Donald L. McCain
Thomas T. Moody
Thomas W. Pinnock, III
Stephen M. Merrick
John B. Akin
Marvin W. Solomonson


FOR all nominees listed             WITHHOLD AUTHORITY to vote for all
above                               Nominees listed above

     |_|                                   |_|


In the Event the undersigned wishes to withhold the United States. authority to vote for any particular nominee or nominees desginate by clearly and neatly writing through or striking out the name of any such nominee or nominees.

      --------------------------------------------------------------------------


2. Proposal to approve a change in the State of Incorporation of the Company from Illinois to Delaware. Nominees:


         |_|FOR            |_|AGAINST       |_|ABSTAIN

      --------------------------------------------------------------------------


3. Proposal to approve the adoption of Reliv' International 1999 Stock Option Plan.

         |_|FOR            |_|AGAINST       |_|ABSTAIN

      --------------------------------------------------------------------------


4. Proposal to ratify the appointment of Ernst & Young as the Independent Public Accountant for the Company for 1999. |_|FOR |_|AGAINST |_|ABSTAIN


         |_|FOR            |_|AGAINST       |_|ABSTAIN

      --------------------------------------------------------------------------


5. In their discretion upon such other matter as may properly come before the meeting or any adjournment thereof.

Please complete, sign and mail this proxy promptly in the enclosed envelope. No postage is required for mailing in




Signature                           Signature                 Dated:      , 1999
         ---------------------      ----------------------

Note: Please date this proxy and sign exactly as your name appears on this proxy. If shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.